May 26, 2005

Daniel Duchovny
Office of Mergers and Acquisitions
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0303

Re: Concord Milestone Plus, LP, Schedule TO-T filed April 29, 2005 by Sutter Opportunity Fund 3, LLC, Sutter Opportunity Fund 3(TE), LLC, SCM-CMP Acquisition Fund, LLC, MacKenzie Patterson Fuller, Inc., Robert E. Dixon, and C.E. Patterson SEC File No. 005-40562

Dear Mr. Duchovny:

Thank you for your letter dated May 9, 2005 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

1. This occurred due to an error by the SEC's Fee Account Unit, which deposited the wire for the filing in the wrong CIK account, so EDGAR suspended the filing. We have been diligently trying to get the EDGAR filing office to correct the filing date. We did file the Schedule TO prior to commencement of the offer, but due to the SEC's error, it was not dated until later.

2. The Class A and Class B interests together make up a "Unit" as defined in our Offer and by the Partnership. Our understanding is that there are no Class A interests that do NOT have Class B interests "attached" but that there are some unattached Class B Interests. We are not tendering for the Class B Interests separately. Thus, unit holders will tender "Units" which are comprised of Class A and Class B Interests, and we will not accept any separate interests. We will clarify in the revised materials.

3.       Please see the response above.

4. C. E. Patterson is named as a bidder because he is deemed to control the Purchasers, but is otherwise not participating in the offer described in the schedule. This is noted in the first paragraph of the Schedule TO, on the second page, in addition to making it clear that the same thing is true for Robert Dixon.

5. We are amending and extending the offer as of the date of this letter to account for such a distribution, and we will similarly comply with Rule 14e-1(b) in the future.

6. No more recent trading prices are available from Direct Investments Spectrum, but the Stanger Report reports trades at $1.50 in the Fourth Quarter, which will be added to the revised Offer. Further, we have added the information from the General Partner's Schedule 14D-9 on recent trading activity.


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May 26, 2005
Page 2 of 2

7. All we mean by "access" is that unitholders tendering their units will be depositing them with an affiliate of the Purchasers, so under SEC rules in the Investment Advisers Act context, at least, the Purchasers would generally be considered to have "access" to them. The Purchasers will not accept the Units tendered until the expiration of the Offer and all conditions to the Offer have been satisfied or waived.

8.       This reference has been deleted.

9. The "support" for the capitalization rate we used is simply that it is the rate we chose. Our experience leads us to believe it is appropriate, but as we disclose, a different rate may be appropriate. We believe this capitalization rate is appropriate for properties of this age that are not as competitive in their markets, as we believe the case to be here.

10.      We have reworded this paragraph to clarify.

11.      This reference has been deleted.

12. The disclosure was not included because the bidders had not "elected" to have a subsequent offering period. Our revised materials indicate that no such period is available.

13. We have deleted the reference and so indicated in the revised materials.

14. We have disclosed our plans, but our experience tells us we are almost certainly will not have the kind of success in the Offer that would result in fewer than 300 unitholders remaining.

15. The $20,000 is the maximum we expect to pay based upon our experience, but it is possible that the expenses including transfer fees could be as much as $37,000, so we have revised the materials accordingly.

16. The section refers to "authorizations or approvals" of "any court, administrative agency or other governmental authority necessary for the consummation of the transactions contemplated by the Offer." None are anticipated, of course, but if we were sued and enjoined from consummating the Offer, we need to have the ability to comply.

17. You have requested that we acknowledge, and we hereby acknowledge on behalf of all filing persons (and we have such authority), that we are responsible for the adequacy and accuracy of the disclosure in the filings and that staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing and that we may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please let me know if you have any questions or further comments.

Very Truly Yours,
/s/ Chip Patterson
Chip Patterson
Vice President and General Counsel
(925) 631-9100 ext. 206
(925) 871-4046 (Fax)
chip@mpfi.com